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Exhibit 31.1
CERTIFICATION OF PRINCIPAL

EXECUTIVE OFFICER PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES

EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY

ACT OF 2002
I, Mei Mei Hu, certify that:
1.

I have reviewed this Quarterly Report on Form 10-Q of Vaxxinity,

Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a
material fact necessary to make the statements made, in light of the circumstances under which such statements were
made, not misleading with respect to the period covered by this report;
3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly
present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for,
the periods presented in this report;
4.

The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))

for the registrant and have:
(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to
be designed under our supervision, to ensure that material information relating to the registrant, including its
consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in
which this report is being prepared;

(b)

[Paragraph omitted pursuant to SEC Release Nos. 33-8238/34-47986 and 33-8392/34-49313];
(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures,

as of the end of the
period covered by this report based on such evaluation; and
(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5.

The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors
(or persons performing the equivalent functions):
(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over
financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
(b)

Any fraud, whether or not material, that involves management or other employees who have a significant
role in the registrant’s internal control over financial reporting.

Date: May 9, 2022

By:

/s/ Mei Mei Hu

Mei Mei Hu

President and Chief Executive Officer
(Principal Executive Officer)